SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant                 /X/

Filed by a Party other than the Registrant    /   /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/  /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/  /  Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Soliciting Material Pursuant to §240.14a-12

ADVISORS SERIES TRUST
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/     No fee required.

/  /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)          Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

McCarthy Fund,
a series of Advisors Series Trust
1125 South 103 rd Street
Omaha, Nebraska 68124
February __, 2004

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders of the McCarthy Fund (the “Fund”), a separate series of shares of the Advisors Series Trust (the “Trust”), to be held on March 26, 2004 (the “Special Meeting”) together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

The purpose of the Special Meeting is to consider and vote upon the Board of Trustees’ recommendation that the Fund and its investment advisor, McCarthy Group Asset Management (“MGAM”), engage Wallace R. Weitz and Company (“Weitz”) as the sub-advisor to manage the investment of the Fund’s assets, subject to the direction and control of MGAM and the Board of Trustees. Approval by Fund shareholders of the new proposed Sub-Advisory Agreement with Weitz is required by applicable law. The Board of Trustees believes that this proposal is in the best interest of the Fund and its shareholders. The retention of Weitz is being proposed primarily for the following reasons:

1.  Weitz has substantial experience in the management of mutual fund portfolios.
2.  Weitz offers a high level of investment management services.
3.  The engagement of Weitz would not affect the overall fee that the Fund pays for management services.
4.  Weitz will continue to pursue the Fund’s investment objective using the Fund’s principal investment strategies.
5.  The Fund's portfolio manager since inception will continue as portfolio manager.

If you are a shareholder of record as of the close of business on February 13, 2004, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board of Trustees of the Fund has recommended approval of the new Sub-Advisory Agreement for the Fund, and encourages you to vote “FOR” this proposal affecting your Fund. If you have any questions regarding the issue to be voted on, please do not hesitate to call (414) 765-5340.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the Internet. You should use the enclosed instructions to vote by telephone or over the Internet.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

McCARTHY FUND a series of Advisors Series Trust	McCARTHY GROUP ASSET MANAGEMENT, INC.
/s/ Eric M. Banhazl Eric M. Banhazl, President	/s/ Richard L. Jarvis Richard L. Jarvis, Chairman

McCarthy Fund,
a series of Advisors Series Trust
1125 South 103 rd Street
Omaha, Nebraska 68124

NOTICE OF SPECIAL MEETING
TO BE HELD MARCH 26, 2004

Advisors Series Trust, a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Meeting”) of the McCarthy Fund (the “Fund”), a separate series of shares of Advisors Series Trust.

Notice is hereby given that the Meeting will be held on Friday, March 26, 2004, at 9 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. At the Meeting, shareholders of the Fund, voting separately, will be asked to consider and act upon the proposals noted below:

1.  To approve, a new Sub-Advisory Agreement between McCarthy Group Asset Management, Inc., the Fund’s investment advisor and Wallace R. Weitz and Company, as sub-advisor to the Fund. A copy of the proposed Sub-Advisory Agreement is attached as Exhibit A to the accompanying Proxy Statement.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 13, 2004 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for your Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the Internet. You should use the enclosed instructions to vote by telephone or over the Internet. You may change your vote at any time by notifying the undersigned or at the Meeting.

                                           By Order of the Board of Trustees

                                           /s/ Rodney A. DeWalt

                                          Rodney A. DeWalt, Secretary

February __, 2004

SHAREHOLDER QUESTIONS AND ANSWERS
Voting the Proposal under the McCarthy Fund Proxy Solicitation

McCarthy Group Asset Management, Inc. (“MGAM” or the “Advisor”) manages the McCarthy Fund, a series of the Advisors Series Trust, a Delaware statutory trust and open-end investment management company (the “Fund”). The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals affecting the Fund to be considered at the shareholder meeting, or at any adjournment thereof (the “Meeting”). If you have any questions regarding the Proxy Statement, please do not hesitate to call us at (414) 765-5340.

When and where will the Shareholder Meeting be held?

The Shareholder Meeting will be held on Friday, March 26, 2004, at 9 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. At this meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at this meeting please return your proxy card promptly.

On what proposal am I being asked to vote?

You are being asked to approve a new Sub-Advisory Agreement between MGAM and Wallace R. Weitz and Company (“Weitz”) so that Weitz will serve as sub-advisor to the Fund. A copy of the proposed Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

Has the Board approved the proposals?

Yes. The Board of Trustees unanimously approved this proposal on December 11, 2003 and recommends that you vote to approve the proposal.

Why am I being asked to approve a Sub-Advisory Agreement?

The Advisor believes that it would be in the Fund’s best interest to engage the help of a sub-advisor in managing the Fund and the Fund’s Board of Trustees agreed. However, because the Fund is registered under the Investment Company Act, which generally requires that any investment advisory agreement, including sub-advisory agreements, be approved by the Fund’s shareholders prior to becoming effective, you are being asked to approve the Sub-Advisory Agreement. If the required number of Fund shareholders approve the Sub-Advisory Agreement, the Sub-Advisory Agreement will be executed and will become effective April 1, 2004.

How will the change in management affect the Fund?

The Advisor and the Board of Trustees believe that the change in day-to-day management of the Fund from the MGAM to Weitz as the Sub-Advisor will not have a negative effect on the Fund. The investment management fees and the Fund’s overall operating expenses will not change because Weitz will be paid out of the Advisor’s current fees. Furthermore, the Advisor has advised the Board of Trustees that it expects there to be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Sub-Advisory Agreement with Weitz before they start sub-advising the Fund. MGAM has agreed to continue to reimburse expenses of the Fund to levels currently in place for the Fund. Finally, the fact that the Fund’s current portfolio manager anticipates joining the Sub-Advisor’s firm to continue managing the Fund upon the shareholders’ approval of this proposal, provides assurance that the Fund will continue to be managed in the same style.

Who is eligible to vote?

The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on February 13, 2004 will be entitled to be present and vote at the Meeting. As of that date, there were ____________ shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $______________.

How can I vote my shares?

For your convenience, you may vote your ballot in three ways:

•             By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•            By Telephone: Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•           By Internet: Have your proxy card available. Go to the website shown on the proxy card. Follow the simple instructions found on the website.

What will happen if there are not enough votes to approve the Sub-Advisory Agreement?

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response after several weeks, you may be contacted by officers or agents of the Fund or the Advisor who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Sub-Advisory Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. In addition, if enough votes are not obtained to approve the Sub-Advisory Agreement, MGAM will continue to manage the Fund’s assets under the terms of the Investment Advisory Agreement, while other options can be pursued. The Trustees would then consider what course of action to pursue with respect to the Fund, which could involve renewing the search for additional personnel to assist MGAM with management of the Fund or seeking a different outside sub-advisor.

McCarthy Fund,
a series of Advisors Series Trust
1125 South 103 rd Street
Omaha, Nebraska 68124

PROXY STATEMENT
February ___, 2004

General. This Proxy Statement is furnished to the shareholders of the McCarthy Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting of Shareholders of the Fund (the “Meeting”) to be held Friday, March 26, 2004, at 9 a.m., Central time, at the offices of the Fund’s Administrator, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is February 24, 2004. At the Meeting, the shareholders of the Fund, voting separately, will be asked:

1. To approve, a new Sub-Advisory Agreement between McCarthy Group Asset Management, Inc. (“MGAM” or the “Advisor”), the Fund’s
                 investment advisor and Wallace R. Weitz and Company (“Weitz”), as sub-advisor to the Fund. A copy of the proposed Sub-Advisory
                Agreement is attached as Appendix A to the accompanying Proxy Statement.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund. Shareholders of the Fund at the close of business on February 13, 2004 will be entitled to be present and vote at the Meeting. As of that date, there were ____________ shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $______________.

Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call (414) 765-5340. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Proposal No. 1 will be voted on by shareholders of the Fund. Along with the approval of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act (the “Disinterested Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the new Sub-Advisory Agreement to become effective. “Majority” for this purpose, as permitted under the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

Quorum Required. The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of 40 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor, who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. Wallace R. Weitz and Company, the proposed sub-advisor, is located at 1125 South 103 rd Street, Suite 600, Omaha, Nebraska 68124. The Fund’s investment advisor is McCarthy Group Asset Management, 1125 South 103 rd Street, Suite 450, Omaha, Nebraska 68124. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205. The Fund’s transfer and dividend disbursing agent is Gemini Fund Services, LLC, 4020 South 147 th Street, Suite 2, Omaha, Nebraska, 68317-5401.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on February 13, 2004, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares. To the knowledge of the Trust’s management, before the close of business on February 13, 2004, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	% Ownership	Type of Ownership

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon writing to the Fund, c/o Gemini Fund Services, LLC, 4020 South 147 th Street, Suite 2, Omaha, Nebraska, 68317 or by calling, toll-free, 1-866-811-0228.

PROPOSAL NO. 1:

APPROVAL OF SUB-ADVISORY AGREEMENT BY AND BETWEEN THE ADVISOR AND
 SUB-ADVISOR ON BEHALF OF THE FUND

Background. The Board of Trustees has determined that it is in the best interest of the shareholders of the Fund to engage Weitz as the sub-advisor to the Fund. Accordingly, the Board recommends that the shareholders of the Fund approve a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between MGAM and Weitz on behalf of the Fund. The change is being recommended for the reasons discussed below.

MGAM presently manages the Fund’s investments. In fulfilling its duties, MGAM determined that they should investigate alternatives in an effort to manage the Fund more efficiently. MGAM conducted a search for an outside advisory firm with a proven track record in managing mutual fund portfolios to help manage the Fund. The search focused on finding and negotiating acceptable terms with an outside sub-advisor that would allow the sub-advisor to manage the Fund’s investments and would allow MGAM to retain the administrative and other services it presently provides to the Fund under its investment advisory agreement. After discussions and information exchanges, management identified Weitz as the leading candidate. MGAM engaged in further due diligence investigation of Weitz, which confirmed MGAM’s assessment. The parties then negotiated fee proposals and other terms of possible engagement of Weitz as a sub-advisor to the Fund, as reflected in the attached Sub-Advisory Agreement. MGAM discussed the matter with the Trust’s Board of Trustees and presented the Board with its analysis, findings and recommendations at the Board’s quarterly meeting held on December 11, 2003. After a thorough consideration of the process undertaken by MGAM and the information, analysis and recommendations presented, the Board of Trustees concluded that contracting Weitz to serve as sub-advisor to the Fund under the terms of the proposed Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board approved the new Sub-Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval. Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor, including sub-advisors, to a registered investment company except pursuant to a written contract that has been approved by the shareholders. If approved by the shareholders of the Fund, the new Sub-Advisory Agreement will be executed and will become effective April 1, 2004. For a detailed description of the specific factors considered by the Board of Trustees, see the discussion under the caption “Recommendation of the Board of Trustees” below.

Weitz is registered as an investment advisor with the Securities and Exchange Commission. Weitz, a Nebraska corporation established in 1983, serves as an investment advisor to The Weitz Funds and to certain entities, including, without limitation, Weitz Partners, Inc., the Weitz Series Fund, Inc., limited partnerships and certain individual accounts. Weitz manages in excess of $6 billion in assets with most of the assets in The Weitz Funds.

Summary of the Current Investment Advisory Agreement and the New Sub-Advisory Agreement. A copy of the new Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following descriptions of the Agreements are only a summary. You should refer to Exhibit A for the Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of Advisory Agreement. MGAM has served as investment advisor to the Fund since its commencement of operations on August 6, 2001. MGAM provides these services pursuant to the terms of an Investment Advisory Agreement with the Advisor Series Trust, dated June 7, 2002, as amended. The Investment Advisory Agreement remains in effect for a period of two (2) years, unless sooner terminated. After the initial two-year period, continuation of the Investment Advisory Agreement from year-to-year is subject to annual approval by the Board of Trustees, including at least a majority of the independent Trustees. The Investment Advisory Agreement was last re-approved by the Board of Trustees at a meeting held on December 11, 2003. The Investment Advisory Agreement provides that MGAM is entitled to compensation for services provided thereunder at the rate of 0.95% of the Fund’s average daily net assets. The fee is computed daily and paid monthly. For the fiscal year ended June 30, 2003, the Advisor received advisory fees of 0.62% of the Fund’s daily net assets, net of waivers. The retention of Weitz as sub-advisor will have no effect on the terms of the Investment Advisory Agreement or the advisory fee paid by the Fund. Weitz’s sub-advisory fee will be paid by MGAM out of its advisory fee.

Description of Sub-Advisory Agreement. Under the Sub-Advisory Agreement, Weitz, subject to the direction and control of MGAM and the Board of Trustees, would determine the securities that would be purchased or sold by the Fund, would arrange for their purchase and sale and would render other assistance to MGAM in formulating and implementing the investment program of the Fund. Weitz would furnish or pay for all facilities, equipment and supplies required for it to carry out its duties under the Sub-Advisory Agreement, including, but not limited to, office space, office equipment, furnishings and personnel. Under the Sub-Advisory Agreement, Weitz would receive a fee, calculated daily and paid monthly, out of the fee paid to the Advisor under the Advisory Agreement, at an annual rate of 0.50% of average daily net assets of the Fund. As stated above, because MGAM would pay this fee out of the advisory fee it receives from the Fund, the retention of Weitz and Weitz’s receipt of this sub-advisory fee would not increase the overall management fee paid by the Fund.

Under the Sub-Advisory Agreement, Weitz would:

•    have full discretionary authority to manage the investment of the assets of the Fund;

•             buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

•             place orders for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as
            Weitz may select;

•             absent specific instructions from the Advisor, vote all proxies with respect to the investments of the Fund in accordance with the Sub-
            Advisor’s proxy voting policy;

•            enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions; and

•             provide MGAM with written statements showing all transactions effected for the Fund, a summary listing of all investments held and such other reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of MGAM’s  responsibilities under the Investment Advisory Agreement with the Fund.

The Sub-Advisory Agreement would remain in effect for a maximum initial term of two (2) years from the effective date, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on the approval; and (ii) either a majority of the entire Board of Trustees or of holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated by Weitz at any time without penalty upon giving MGAM sixty (60) days’ written notice, and by MGAM or the Trust at any time without penalty upon giving Weitz sixty (60) days’ written notice.

Portfolio Manager. Upon shareholder approval of the Sub-Advisory Agreement, Richard L. Jarvis, the current portfolio manager of the Fund, will relinquish his duties at MGAM and become a registered advisor of Weitz. Mr.   Jarvis will continue to be responsible for the day-to-day management of the Fund’s portfolio, determining the Fund’s investment strategy, portfolio allocations and risk parameters . Currently, Mr. Jarvis is primarily responsible for the day-to-day management of the Fund’s portfolio. He was the Founder, Chairman and Chief Investment Officer of MGAM. He has been associated with MGAM since its inception in 1986 where he managed public and private accounts. Mr. Jarvis will remain a member of the Board of Directors of the McCarthy Group, Inc., MGAM’s parent company.

Executive Officers and Directors of the Sub-Advisor. Information regarding the principal executive officers and directors of the Sub-Advisor is set forth below. The address of the Sub-Advisor is 1125 South 103 rd Street, Suite 600, Omaha, Nebraska 68124-6008. The address for each of the persons listed below, as it relates to his duties with the Sub-Advisor, is the same as that of the Sub-Advisor.

Name	Position with Advisor

Wallace R. Weitz	President
Barbara V. Weitz	Director
Linda L. Lawson	Vice President
Mary L. Beerling	Vice President and Chief Investment Officer

Required Vote. Approval of the New Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the new Sub-Advisory Agreement is approved by the Fund’s shareholders, it will become effective on April 1, 2004. If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, MGAM will continue to manage the Fund’s assets under the terms of the Investment Advisory Agreement, while other options can be pursued. The Trustees would then consider what course of action to pursue with respect to the Fund, which could involve renewing the search for additional personnel to assist MGAM with management of the Fund or seeking a different outside sub-advisor.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the new Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and their shareholders. The Board considered that there will be no change to the overall fees of the Fund or services provided to the Fund. The Board also considered that there will be no change in the portfolio manager who will handle the day-to-day management responsibilities for the Fund’s portfolio or to the Fund’s overall investment strategy, portfolio allocation and risk parameters. The Board of Trustees of the Trust was presented with information demonstrating that the terms of the new Sub-Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and their shareholders.

In considering the Sub-Advisory Agreement, the Trustees had before them information to evaluate the experience of Weitz’s key personnel in portfolio management, the quality of services Weitz is expected to provide to the Fund, and the compensation proposed to be paid to Weitz by MGAM. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since MGAM first became investment advisor to the Fund; (2) the performance of the Fund since commencement of operations; (3) the research-intensive nature and quality of the services expected to be rendered to the Fund by Weitz; (4) the fact that the movement of the current portfolio manager between MGAM and Weitz is not expected to affect the manner in which Weitz advises the Fund; (5) the compensation payable to Weitz and MGAM by the Fund will be at the same rate as the compensation payable by the Fund to MGAM under the Investment Advisory Agreements; (6) the favorable history, reputation, qualification and background of Weitz’s personnel and Weitz’s financial condition; (7) Weitz’s overall investment performance record; and (8) other factors deemed relevant. Overall, the Board believed that the approval of the Sub-Advisory Agreement would permit the Fund to transition smoothly into management by a sub-advisor with the same talent and key operational personnel, but with greater organizational resources.

MGAM’s Investment Advisory Agreement was approved by the Board on March 14, 2002. At that time, the Board compared the Fund’s fees and expenses in relation to various industry averages, which the Board believes are still valid. On that basis, the Board believes that the aggregate fees paid by the Fund to MGAM and Weitz is reasonable. The Board also believes that the Fund should continue to use the Advisor as its investment advisor due to the quality of services provided by the Advisor. Accordingly, the Board recommends that the shareholders of the Fund vote to approve the Sub-Advisory Agreement.

MGAM has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Sub-Advisory Agreement. MGAM has agreed to continue to reimburse expenses of the Fund to levels currently in place for the Fund.

Additional Information about the Trust and the Sub-Advisor. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Sub-Advisor, if any:

Name	Position with the Trust	Position with the Sub-Advisor

Walter E. Auch	Disinterested Trustee	None
Donald E. O’Connor	Disinterested Trustee	None
George T. Wofford III	Disinterested Trustee	None
James Clayburn LaForce	Disinterested Trustee	None
George J. Rebhan	Disinterested Trustee	None
Eric M. Banhazl*	Interested Trustee and President	None
Doug G. Hess	Treasurer	None
Rodney A. DeWalt	Secretary	None

* Eric M. Banhazl is an Interested Trustee (as that term is defined under the 1940 Act) with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with the Sub-
   Advisor or any parent, subsidiary or affiliate of the Sub-Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

GENERAL INFORMATION

Other Matters to Come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience .

/s/ Rodney A. DeWalt

Rodney A. DeWalt, Secretary

Milwaukee, Wisconsin
February ___, 2004

EXHIBIT A

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the ___ day of April, 2004, by and between McCarthy Group Asset Management, Inc., a Nebraska corporation located at 1125 South 103 rd Street, Omaha, Nebraska, 68124 (the “Advisor”), and Wallace R. Weitz & Co., a Nebraska corporation located at 1125 South 103 rd Street, Omaha, Nebraska, 68124 (the “Sub-Advisor”).

WHEREAS, the Advisor and the Sub-Advisor are each engaged in the business of rendering investment advice; and

WHEREAS, the McCarthy Fund (the “Subject Portfolio”) has retained the Advisor to render investment management services to the Subject Portfolio pursuant to an Investment Advisory Agreement dated as of June 7, 2002 (the “Investment Advisory Agreement”), pursuant to which the Advisor may contract with the Sub-Advisor as a sub-manager as provided for herein;

NOW, THEREFORE, WITNESSETH that it is hereby agreed between the parties hereto as follows:

1.         APPOINTMENT OF SUB-ADVISOR.

(a)          Subject Portfolio. The Sub-Advisor is hereby appointed and the Sub-Advisor hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment advisor and manager to the McCarthy Fund.

(b)       Additional Subject Portfolios. In the event that the Advisor desires to retain the Sub-Advisor to render investment advisory services hereunder for any additional assets, it shall so notify the Sub-Advisor in writing. If it is willing to render such services, the
Sub-Advisor shall notify the Advisor in writing, whereupon such assets shall become a Subject Portfolio hereunder.

(c)          Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of Advisors Series Trust (the “Client”).

(d)       The Sub-Advisor’s Representations. The Sub-Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Advisor represents, warrants and agrees that it is registered as an advisor under the Investment Advisers Act of 1940.

(e)          The Advisor’s Representations. The Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Advisor further represents, warrants and agrees that it has the authority under the Investment Advisory Agreement to appoint the Sub-Advisor. The Advisor further represents and warrants that it has received a copy of Part II of the Sub-Advisor’s Form ADV. The Advisor further represents and warrants that the Client is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

(f)           Plenary Authority of the Board of Trustees. The Sub-Advisor and Advisor both acknowledge that the Client is a mutual fund that operates as a series of an open-end series investment company under the authority of the Board of Trustees.

2.            PROVISION OF INVESTMENT ADVISORY SERVICES.

The Sub-Advisor will provide for the Subject Portfolio a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Subject Portfolio, as established by the Client and the Advisor and provided to the Sub-Advisor in writing. The current policies, objectives and restrictions are attached hereto as Exhibit A, or as otherwise agreed upon by the parties. From time to time, the Advisor may provide the Sub-Advisor with written copies of additional or amended investment policies, guidelines and restrictions, which shall become effective at such time as agreed upon by both parties. The Sub-Advisor, as sub-manager, will manage the investment and reinvestment of the assets in the Subject Portfolio, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Advisor, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Advisor in writing by the Advisor from time to time, and further subject to the plenary authority of the Client’s Board of Trustees. Consistent with Exhibit A (or as otherwise agreed upon by the parties), or unless otherwise directed in writing by the Advisor, the Sub-Advisor shall have full discretionary authority to manage the investment of the assets in the Subject Portfolio, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Subject Portfolio.

In addition, the Sub-Advisor will, at its own expense:

(a)        advise the Advisor in connection with investment policy decisions to be made by it regarding the Subject Portfolio and, upon request, furnish the Advisor with research, economic and statistical data in connection with the Subject Portfolio’s investments and investment policies;

(b)        submit such reports and information as the Advisor or the Client may reasonably request to assist the Client’s custodian
(the “Custodian”) in its determination of the market value of securities held in the Subject Portfolio;

(c)        place orders for purchases and sales of portfolio investments for the Subject Portfolio;

(d)          give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Subject Portfolio;

(e)        maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the
            Advisor, to the extent not maintained by the Advisor or another agent of Client;

(f)         at the close of business [each day], provide the Advisor and the Custodian with copies of trade tickets for each transaction effected for the Subject Portfolio, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(g)          as soon as practicable following the end of each calendar month, provide the Advisor with written statements showing all transactions effected for the Subject Portfolio during the month, a summary listing all investments held in the Subject Portfolio as of the last day of the month, and Subject Portfolio; and such other information as the Advisor may reasonably request in connection with any accounting services that the Advisor provides for the

(h)          absent specific instructions to the contrary provided to it by the Advisor, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Portfolio in accordance with the Sub-Advisor’s proxy voting policy as most recently provided  to the Advisor.

The Advisor will provide timely information to the Sub-Advisor regarding such matters as inflows to and outflows from the Subject Portfolio and the cash requirements of, and cash available for investment in, the Subject Portfolio. The Advisor will timely provide the Sub-Advisor with copies of monthly accounting statements for the Subject Portfolio, and such other information as may be reasonably necessary or appropriate in order for the Sub-Advisor to perform its responsibilities hereunder.

The Sub-Advisor shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of the Subject Portfolio may be invested in accordance with the Sub-Advisor’s proxy voting guidelines, a copy of which has been provided to the Advisor.

3.         ALLOCATION EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that the Subject Portfolio shall assume the expense of:

(a)         brokerage commissions for transactions in the portfolio investments of the Client and similar fees and charges for the acquisition, disposition,  lending or borrowing of such portfolio investments;

(b)        custodian fees and expenses;

(c)      all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Client to federal, state or other government agencies; and

(d)        interest payable on any Client borrowings.

Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Client and the Advisor in the Investment Advisory Agreement or any other agreement to which they are parties.

4.  SUB-ADVISORY FEES.

For all of the services rendered with respect to the Subject Portfolio as herein provided, the Advisor shall pay to the Sub-Advisor a fee (for the payment of which the Client shall have no obligation or liability), based on the Current Net Assets of the Subject Portfolio, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Portfolio during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the Subject Portfolio’s net assets as of the most recent preceding day for which the Subject Portfolio’s net assets were computed.

5.            PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Subject Portfolio, the Sub-Advisor is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section. The Sub-Advisor shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Portfolio or to the Sub-Advisor, and who charge a higher commission rate to the Subject Portfolio than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Advisor shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Client.

The Advisor authorizes and empowers the Sub-Advisor to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Client and to execute for the Client as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Advisor shall select as provided above. The Sub-Advisor may, using such of the securities and other property in the Subject Portfolio as the Sub-Advisor deems necessary or desirable, direct the Custodian to deposit for the Client original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate.

The Sub-Advisor shall cause all securities and other property purchased or sold for the Subject Portfolio to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Subject Portfolio shall remain in the direct or indirect custody of the Custodian. The Sub-Advisor shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Advisor further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Subject Portfolio, (ii) to deliver securities and other property against payment for the Subject Portfolio, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Advisor may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Advisor shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Advisor except as expressly provided herein.

6.          LIABILITY; STANDARD OF CARE.

The Sub-Advisor, its affiliates, agents and employees, shall be indemnified by the Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)      arising from Client’s or the Advisor’s directions to the Sub-Advisor or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)       arising from the acts or omissions of the Advisor, the Custodian or the Client, their respective affiliates, agents or employees;

except for any such liability or loss which is due to the gross negligence, willful misconduct, or lack of good faith of the Sub-Advisor, its affiliates, agents and employees. The Sub-Advisor shall also be without liability hereunder for any action taken or omitted by it in good faith and without negligence.

The Sub-Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Portfolio; shall act at all times in the best interests of the Client; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

However, the Sub-Advisor shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

7.         EFFECTIVE DATE AND TERMINATION OF THIS AGREEMENT.

(a)  Effective Date . This Agreement shall become effective with respect to the Subject Portfolio from the date of execution or, if later, the date the initial capital to the Subject Portfolio is first provided (the “Effective Date.”), and shall remain in effect for a maximum initial term of two (2) years from the Effective Date, and thereafter, for a maximum extension periods of one (1) year so long as (a) such continuance is specifically approved at least annually by either (i) the affirmative vote of a majority of the Board of Trustees of the Client cast in person at a meeting called for the purpose of voting on such approval, or (ii) the affirmative vote of a majority of the Subject Portfolio’s outstanding voting securities; and (b) the affirmative vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for that purpose. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)  Termination . This Agreement may be terminated by any party hereto on at least sixty (60) days’ prior written notice to the other party. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

8.            SERVICES NOT EXCLUSIVE.

The services of the Sub-Advisor to the Client are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.

9.         AGGREGATION OF ORDERS.

Nothing in this Agreement, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Portfolio with those for other accounts managed by the Sub-Advisor or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Advisor among the accounts and at a price approximately averaged.

10.         AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

11.        NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISOR:         McCarthy Group Asset Management, Inc.
1125 South 103 rd Street, Suite 450
Omaha, NE 68124

Attn: Mr. Art N. Burtscher

SUB-ADVISOR:           Wallace R. Weitz & Co.
1125 South 103 rd Street, Suite 600
Omaha, NE 68124

Attn: Wallace R. Weitz

12.         GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of Nebraska.

13.       ASSIGNMENT.

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

                                                                                                                McCarthy Group Asset Management, Inc.

                                                                                                                By: _____________________________
                                                                                                          Name: Art N. Burtscher
                                  Title: President

                                       Wallace R. Weitz & Co.

                                  By:  _____________________________
                                                                                                                                    Name: Wallace R. Weitz
                                                                                                          Title: President

EXHIBIT A to Agreement

INVESTMENT GUIDELINES

The McCarthy Fund (the "Fund") seeks long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

The Advisor believes that the Fund’s investment objective is best achieved by investing primarily in the equity securities of companies that exhibit the potential for significant appreciation over the long-term. The Advisor defines the long-term as a time horizon of at least five years. The Fund emphasizes the purchase of equity securities, including common stocks, preferred stocks, warrants and other equity securities that, in the Advisor’s opinion, offer the possibility of capital growth. The Fund may invest in companies of any size, from larger, well-established companies to smaller companies. Although the Fund may invest in various equity securities, it is anticipated that the Fund will primarily invest in common stocks. Except in unusual market circumstances, the Fund’s goal is to be fully invested, with approximately 95% of its total assets held in equity securities.

The Advisor generally makes use of fundamental analytical techniques to determine the value of a company and then compares the value to the company’s current market price. Companies that are trading at compelling discounts to the Advisor’s assessment of value become candidates for investment by the Fund. The valuation techniques employed by the Advisor include, but are not limited to, discounted cash flow analysis and assessment of a company’s private market value. In evaluating companies for purchase, the Advisor prefers companies that exhibit some or all of the following:

•    Generates high cash flow returns on investment
•    Generates excess cash beyond operating needs
•    Strong franchise or market niche
•    Low price-to-cash flow relative to sustainable cash flow growth
•    Highly qualified management
•    Management ownership of stock and a shareholder orientation
•    Consistency in following through on a clearly articulated business plan

By using its analytical approach, the Advisor plans to purchase good businesses at reasonable prices for the Fund.
The Advisor will sell a security from the Fund’s portfolio when the reasons for the original purchase no longer apply. Reasons for a sale include:

•    A deterioration of a company’s fundamentals or changes in its industry
•    A lack of confidence in a company’s management
•    A company’s market price rises to a level that does not provide adequate appreciation potential

In pursuing the Fund’s investment objective, the Advisor will invest in fixed-income securities when, due to market conditions, the Advisor believes fixed-income securities provide a better risk/reward profile than equity securities. Fixed-income securities will primarily consist of obligations of the U.S. Government and its agencies. The Advisor makes its purchase decisions by analyzing the credit quality of the debt issuer. From time to time, the Advisor will invest in corporate debt obligations, including convertible bonds. For corporate debt obligations, the Advisor analyzes interest coverage ratios, debt to equity ratios, cash flow characteristics and liquidation value of the bond issuer. These factors are continually reviewed and, if not met consistently, a fixed-income holding will be considered for sale. It is expected that fixed-income securities in the Fund’s portfolio will have an average maturity shorter than ten years.

The fixed-income securities held by the Fund will be rated at least “investment grade” by one or more nationally recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. The Advisor may also purchase fixed-income securities that are unrated but are believed by the Advisor to be comparable to investment grade. However, up to 5% of the Fund’s assets may be invested in fixed-income securities rated “BB” or lower or, if unrated, of comparable quality. Such lower rated securities, often referred to as “junk bonds”, may be considered speculative.

The Fund may also invest a portion of its assets in Real Estate Investment Trusts (REITs) and believes it is beneficial for shareholders to have the following general information concerning REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The Advisor’s investment process anticipates a time horizon of five years when purchasing a company. While there are no limits on portfolio turnover and the Advisor will sell portfolio holdings whenever the Advisor believes the sales would benefit the Fund, it is not expected that the Fund will have a high rate of portfolio turnover.

Under normal market conditions, the Fund’s portfolio will be invested primarily in common stocks or debt securities. However, the Fund is not required to be fully invested in such securities. In fact, the Fund will usually maintain some portion of its total assets in cash. Under adverse market conditions, cash and cash reserves may represent a significant percentage of the Fund’s total net assets. During periods when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

SCHEDULE B to Agreement

FEES

As compensation for its services, the Advisor pays the Sub-Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 0.50%.

PROXY TABULATOR P.O. BOX 9132 HINGHAM, MA 0243-9132
THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE:  Call ____________ and follow the simple instructions.
INTERNET:  Go to www.proxyweb.com and follow the on-line instructions.
MAIL:  Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

999 999 999 999 99

PROXY

McCARTHY FUND

SPECIAL MEETING OF SHAREHOLDERS
MARCH 26, 2004

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF ADVISORS SERIES TRUST

The undersigned hereby appoints Rodney A. DeWalt and Douglas G. Hess, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the McCarthy Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), to be held on March 26, 2004 at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on February 13, 2004. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: _____________________________, 2004

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.  Please indicate by filling in the appropriate box below.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
FOR	AGAINST	ABSTAIN
☐	☐	☐

                To approve Sub-Advisory Agreement between
                Wallace R. Weitz and Company and McCarthy Group
                Asset Management, Inc. on behalf of the McCarthy Fund.

In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE MARCH 26, 2004

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME